Exhibit 10.6.b

Bear, Stearns Funding, Inc.
383 Madison Avenue
New York, New York  10179

February 7, 2007

Capital Trust, Inc.

and

CT BSI Funding Corp.

410 Park Avenue

New York, New York  10022

Re:                               Upsize Pricing Terms for Amended and Restated Master Repurchase Agreement, dated as of February 15, 2006, as amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of February 7, 2007, by and among Bear, Stearns International Limited, Capital Trust, Inc. and CT BSI Funding Corp. (as the same may be further amended form time to time, the “Agreement”)

Ladies and Gentlemen:

Reference is made to the Agreement by and among Bear, Stearns Funding, Inc. (“Buyer”), Capital Trust, Inc. and CT BSI Funding Corp. (each a “Seller” with joint and several liability for the obligations of the other Seller).  The purpose of this letter agreement (the “Upsize Letter Agreement”) is to set forth certain terms governing the circumstances under which the Buyer will enter into Transactions pursuant to the Agreement.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement.

1.             Buyer’s Margin Ratio:  Unless otherwise agreed by the parties (which agreement shall be memorialized in writing in the related Confirmation), the Purchase Price on any Purchase Date prior to the Commitment Expiration Date shall be equal to the product of the Market Value of the Purchased Assets and the applicable Buyer’s Margin Ratio listed in the chart below.

2.             Upsize Purchase Fee:  The Upsize Purchase Fee shall be a one-time, up front amount, to be paid by Sellers on the initial Purchase Date, equal to (i) the product of (x) $100,000,000 and (y) a fraction equal to the number of days between the date hereof and the Commitment Expiration Date, divided by 1,095, and (ii) [****]% less any Upsize Purchase Fee paid under the Bear, Stearns International Limited Repurchase Agreement.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

3.             Pricing Rate:  The Pricing Rate with respect to each Transaction shall be one month LIBOR plus the spread listed in the chart below (unless otherwise agreed by the parties, which agreement shall be memorialized in writing in the related Confirmation):

Buyer’s Margin Ratio and Pricing Rate Spread for CDO Assets

	CDO Assets eligible for CT RE CDO 2004-1	CDO Assets eligible for CT RE CDO 2005-1	CDO Assets eligible for CT CDO V	Other Buyer issued CDOs
Buyers Margin Ratio	[****]	[****]	[****]	[****]

Pricing Rate Spread (LIBOR plus number of basis points)	[****]	[****]	[****]	[****]

Buyer’s Margin Ratio and Pricing Rate Spread for Assets other than CDO Assets

Combined Property/ Underlying Assets Loan to Value Ratio	50.0%	55.0%	60.0%	65.0%	70.0%	75.0%	80.0%	85.0%

Mezzanine Loans, Junior Participations & B Notes

Buyer’s Margin Ratio	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Pricing Rate Spread (LIBOR plus number of basis points)	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934.  Material filed separately with the Securities and Exchange Commission.

All loan to value ratios are determined by a third-party appraiser mutually acceptable to Buyer and Sellers.  If an Eligible Asset is a hotel, the Buyer’s Margin Ratio and the Pricing Rate may change as agreed to by the parties.

4.             Sellers must enter into Transactions with respect to at least three (3) Eligible Assets within six (6) months of the initial Purchase Date (the “Required Transactions”) in order to maintain the Buyer’s Margin Ratios set forth above.  Buyer shall have the right in its sole discretion to reduce the applicable Buyer’s Margin Ratios by ten percent (10%) in the event that Sellers enter into Transactions with respect to one (1) or two (2) Eligible Assets.

 5.            If Buyer exercises its right to reduce the Buyer’s Margin Ratio as provided in paragraph 3 above within six (6) months prior to the Commitment Expiration Date and a Seller elects to effect an Early Repurchase Date after Buyer has exercised such right, then no Exit Fee shall be due or payable with respect to such Early Repurchase Date.

The terms of this Upsize Letter Agreement shall supersede all prior Upsize Letter Agreements between the parties.  The terms and provisions set forth in this Upsize Letter Agreement shall terminate upon the termination of the Agreement.  Any agreement by Buyer to extend the term of the Agreement shall not thereby extend any of the terms and provisions set forth herein with respect to any Transactions entered into on or after any renewal of the Agreement, unless expressly agreed to by Buyer.

This Upsize Letter Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

This Upsize Letter Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of law principles thereof.

In the event of any inconsistency between the terms and provisions contained herein and the Agreement, the terms and provisions of this Upsize Letter Agreement shall govern.

BEAR, STEARNS FUNDING, INC.

By:	/s/ Timothy Greene
	Name:	Timothy Greene
	Title:	Senior Vice President

Acknowledged and Agreed:

CAPITAL TRUST, INC.

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Chief Financial Officer

CT BSI FUNDING CORP.

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Chief Financial Officer